RISK MANAGEMENT	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
RISK MANAGEMENT	RISK MANAGEMENT
The management of risk is central to the success of the business. The company seeks to create and protect enterprise value by enabling risk-informed decision making and by balancing risk and return in business processes.
The Board has overall responsibility for the management of risk and is supported through formal committees of the Board.
The company manages risk by applying the principles and guidelines outlined in the enterprise risk management framework presented to the Brookfield Reinsurance Board (the “ERM Framework”). The ERM Framework establishes the overall risk management framework that includes the following:
•Risk inventory – identifies and defines the risks arising from the company’s business strategy and operations using a consistent language that enables an enterprise-wide approach to measurement, reporting and disclosure of risk;
•Risk appetite – determines the nature and amount of risk the company is prepared to take, the adherence to which is measured and reported through an extensive set of Board-approved risk appetite tolerances;
•Risk governance – establishes clear ownership and accountability for risk management oversight and a risk-aware culture across the company; and
•Risk management process – codifies a consistent approach to the identification, assessment, measurement, control, monitoring and reporting of risks faced by the company.
As part of the risk governance framework, the company operates a three lines of defense model. Under this model, the accountabilities of each line of defense are:
•First line – business management: day to day responsibility for managing and identifying risks, ensuring activities are within risk appetite and established policies, and designing and implementing effective internal controls;
•Second line – risk management function: establish enterprise governance, risk and control strategies and policies; provide oversight and independent effective challenge to the first line, as well as training, tools and advice; and
•Third line – internal audit: independently verify the adequacy and effectiveness of the first and second lines of defense, and that the enterprise risk management framework is operating effectively.
An Own Risk and Solvency Assessment (“ORSA”) is undertaken by BAC, NER SPC and American National at least annually. The primary purpose of the ORSA exercise is to allow the entities to incorporate an analysis of the internal capital needs into the risk management frameworks. The ORSA involves a comprehensive assessment of the company’s risks, capital needs and solvency position, as well as solvency forecasting across a range of scenarios including plausible stresses that could jeopardize the entities' business plans. It also ensures that both capital needs and available capital resources are considered in the development of business strategies and decision-making over the near and long term. The ORSA provides a perspective of the capital resources necessary to achieve the entities' business strategies and remain solvent given their risk profile, as well as insight into the risk management and governance procedures surrounding these processes. BAC also evaluates its exposure to sustained adverse scenarios through other stress testing techniques such as the Financial Condition Testing (“FCT”).
A Commercial Insurers' Solvency Self-Assessment ("CISSA") is undertaken by NER Ltd. at least annually. The primary purpose of the CISSA exercise is to allow NER Ltd. to incorporate an analysis of the internal capital needs into the risk management frameworks. It also ensures that both capital needs and available capital resources are considered in the development of business strategies and decision-making over the near and long term, including factoring in the impact of catastrophic shocks. The CISSA framework provides a perspective of the capital resources necessary to achieve NER Ltd.’s business strategies and remain solvent given their risk profile, as well as insight into the risk management and governance procedures surrounding these processes.
The company has established recurring routines for monitoring and reporting on risks. Risks are monitored on an ongoing basis and risk management reports are provided to management on a monthly basis and to the Board on a quarterly basis. The reports include risk exposures measured against Board-approved risk appetite tolerances, and where relevant, management actions are identified to ensure risk mitigation and controls are effective. Segments and functional groups are responsible for identifying and assessing key and emerging risks on an ongoing basis.
The principal risk factors that affect the company’s operations and financial condition include financial risks such as market risk, credit risk and liquidity risk, insurance risk and other risks such as regulatory risk and operational risk.
The following sections describe the primary financial risks and associated risk management strategies in place that affect the company’s operations and financial condition.
a.Market risk
Market risk is defined for these purposes as the risk that the fair value or future cash flows of a financial instrument held by the company will fluctuate because of changes in market prices. Market risk includes the risk of changes in interest rates, currency exchange rates and changes in market prices due to factors other than interest rates or currency exchange rates, such as changes in equity prices, or credit spreads.
The company manages market risk from foreign currency assets and liabilities and the impact of changes in currency exchange rates and interest rates by funding assets with financial liabilities in the same currency and with similar interest rate characteristics, and by holding financial contracts such as interest rate and foreign exchange derivatives to minimize residual exposures.
Financial instruments held by the company that are subject to market risk include financial assets, borrowings and derivative instruments.
(i) Interest rate risk
The observable impacts on the fair values and future cash flows of financial instruments that can be directly attributable to interest rate risk include changes in the net income from financial instruments whose cash flows are determined with reference to floating interest rates and changes in the value of financial instruments whose cash flows are fixed in nature.
The company is exposed to interest rate risk within the investment portfolio it maintains to meet the obligations and commitments under its insurance contracts, in that the proceeds from the assets may not be sufficient to meet the company's obligations to policyholders. In addition, the company’s borrowing consist of fixed-rate and floating-rate debt.
The company manages interest rate risk through an asset liability management (“ALM”) framework whereby the effective and key rate durations of the investment portfolio are closely matched to that of the insurance contract liabilities. Within the context of the ALM framework, the company may use derivatives including interest rate swaps and bond futures to reduce market risk. For the annuity business, where the timing and amount of the benefit payment obligations can be readily determined, the matching of asset and liability cash flows is effectively controlled through this comprehensive duration management process.
The Investment Policy outlines the duration constraints that have been approved by the Board. In operationalizing these constraints, considerably more confining duration-based targets have been established that are closely monitored and reported to management in monthly business updates and to the Board on a quarterly basis.
The Investment Policy is reviewed at least annually and approved by the Board.
The following table shows the sensitivity to changes in interest rates:

	2022		2021
AS AT DEC. 31 US$ MILLIONS	50 bps increase	50 bps decrease	50 bps increase	50 bps decrease
Impact on profit and loss	$121	$(127)	$(143)	$222
Impact on equity	91	(95)	(148)	227
(ii) Foreign exchange risk
Changes in currency rates will impact the carrying value of financial instruments denominated in currencies other than USD.
The company’s obligations under its insurance contracts are denominated in USD or Canadian dollars ("CAD") but a portion of the assets supporting these liabilities are denominated in non-USD.
The company manages foreign exchange risk using foreign exchange forwards and currency swaps. The Investment Policy sets out the foreign currency exposure limits and types of derivatives permitted for hedging purposes.
The company holds financial instruments with net unmatched exposures in non-USD currencies, with changes in the translated value recorded in net income. As at December 31, 2022, a 1% fluctuation in USD against non-USD currencies would have an impact of approximately $20 million on net income and $20 million on equity (December 31, 2021 - $1 million on net income and $1 million on equity).
(iii) Other price risk
Other price risk is the risk of variability in fair value due to movements in equity prices or other market prices such as commodity prices and credit spreads.
At December 31, 2022, the company held approximately $1.4 billion of equity investments, approximately 4% of total investment assets, which are subject to equity risk. The company's exposure to the equity markets is managed by sector and individual security and is intended to track the S&P 500 with minor variations. The company mitigates the equity risk by diversification of the investment portfolio.
The company also has equity risk associated with the equity-indexed life and annuity products the company issues. The company has entered into derivative transactions, primarily over-the-counter equity call options, to hedge the exposure to equity-index changes.
b.Credit risk
Credit risk is the risk of loss from amounts owed by counterparties and arises any time funds are extended, committed, owed or invested through actual or implied contractual arrangements including reinsurance.
The company is primarily exposed to credit risk through its investments in debt securities and loans and receivables. The company is also exposed to risks created by changes in market prices and cash flows associated with fluctuations in the credit spread or the market’s perception of the relative risk and reward to hold fixed maturity securities of borrowers with different credit characteristics or credit ratings. The company manages exposure to credit risk by establishing concentration limits by counterparty, credit rating and asset class. To further minimize credit risk, the financial condition of the counterparties is monitored on a regular basis. These requirements are outlined in the Investment Policy.
The company is subject to credit risk associated with the reinsurance agreements. The reinsurance results in liability to pay the policyholders, and the company remains primarily liable to the policyholders for the risks . The company regularly monitors the financial strength of the reinsurers and the levels of concentration to individual reinsurers to verify they meet established thresholds.
The company’s use of derivative instruments exposes it to credit risk in the event of non-performance by the counterparties. The company has a policy of only dealing with counterparties that are creditworthy and obtaining sufficient collateral where appropriate, as a means of mitigating the financial loss from defaults. The company holds collateral in cash and notes secured by U.S. government backed assets. The non-performance risk from derivative instruments is the net counterparty exposure based on the fair value of the open contracts, less the fair value of collateral held.
The carrying amount of assets included in the Statements of Financial Position represents the maximum credit exposure. No impairment provision has been made.
(i) Asset quality
The following table summarizes the external credit ratings for investments and reinsurance funds withheld:

AS AT DEC.31, 2022 US$ MILLIONS	AAA	AA	A	BBB	BB and below	Unrated	Total
Bonds	$1,094	$2,014	$6,517	$6,057	$1,464	$—	$17,146
Asset-backed securities	218	205	629	414	133	3	1,602
Private debt	—	—	133	—	—	123	256
Preferred shares	—	—	2	30	3	38	73
Private loans	—	—	4	18	411	739	1,172
Mortgage loans	—	—	1,583	2,370	1,827	150	5,930
Reinsurance funds withheld	925	278	1,136	2,427	144	700	5,610
Total exposure to credit risk	$2,237	$2,497	$10,004	$11,316	$3,982	$1,753	$31,789

AS AT DEC.31, 2021 US$ MILLIONS	AAA	AA	A	BBB	BB and below	Unrated	Total
Bonds	$500	$48	$1,450	$1,209	$188	$—	$3,395
Asset-backed securities	12	7	51	61	37	—	168
Private debt	—	—	—	—	—	137	137
Preferred shares	—	—	7	—	2	10	19
Private loans	—	—	60	55	188	265	568
Mortgage loans	—	—	—	—	—	188	188
Reinsurance funds withheld	819	228	891	2,484	135	93	4,650
Total exposure to credit risk	$1,331	$283	$2,459	$3,809	$550	$693	$9,125
The company’s overall target credit quality for the portfolio is a credit rating of BBB+ (2021 - BBB+). As at December 31, 2022 and 2021, the company met this requirement.
(ii) Concentration
Concentrations of credit risk arise from exposures to a single issuer or a group of related issuers or groups of issuers that have similar risk characteristics, such as groups of issuers in the same economic or geographic regions or in similar industries.
The carrying value of debt securities and loans and receivables by geographic location is shown in the following table. The geographic location is based on the country of the creditor's parent.

AS AT DEC. 31 US$ MILLIONS	2022		2021
United States	$21,721	83%	$2,826	64%
Canada	1,836	7%	1,352	30%
Other	2,602	10%	278	6%
Total	$26,159	100%	$4,456	100%

The carrying value of debt securities and loans and receivables by sector and industry is shown in the following table:

AS AT DEC. 31 US$ MILLIONS	2022		2021
Financials	$5,096	19%	$649	15%
Utilities	1,333	5%	196	4%
Industrials	1,158	4%	199	4%
Energy	1,714	7%	752	17%
Real estate	6,589	25%	391	9%
Consumer	1,824	7%	187	4%
Information technology	975	4%	310	7%
Others	7,470	29%	1,772	40%
Total	$26,159	100%	$4,456	100%
(iii) Derivative counterparties
Credit risk also arises in respect of derivative contracts to the extent that there is the potential for the counterparties to default on their obligations. To manage this risk, derivative transactions are limited to an approved list of counterparties and in some cases are fully collateralized with highly rated instruments. The derivative counterparty risk as of December 31, 2022 and 2021 was $44 million and $146 million, respectively. As at December 31, 2022, these counterparties have a credit rating of BBB- or higher (2021 - A or higher).
(iv) Reinsurance counterparties
The company has reinsurance contracts with third-party reinsurers with a total exposure of $570 million at December 31, 2022 (December 31, 2021 – $169 million). To manage counterparty risk, reinsurance transactions are limited to an approved list of reinsurers with concentration limits to any single reinsurer.
Under the reinsurance contracts with third-party unregistered reinsurers, highly rated assets are required to be pledged to the company to fully support the ceded reserves. The company maintains a valid and enforceable security interest that has priority over any other security interest in the collateral. In the event of default by the reinsurer, the company has the right to liquidate or take legal possession of these assets, in a timely manner.
As at December 31, 2022, the credit ratings of the reinsurers are BBB+ or higher (December 31, 2021 - A+).
NER Ltd. and NER SPC have reinsurance contracts with third-party cedants with a total exposure of $5.6 billion at December 31, 2022 (December 31, 2021 – $6.3 billion).
As at December 31, 2022, the credit ratings of the third-party cedants are A- or higher (December 31, 2021 - A- or higher).
(v) Impaired Assets
The company reviews all reinsurance assets at each reporting date and determined that there was no evidence of impairment as at December 31, 2022 and 2021.
c.Liquidity risk
Liquidity risk is the risk that the company will not be able to raise the necessary funds, at the appropriate time, to meets its financial liabilities.
Cash outflows primarily consist of benefit payments to policyholders and to a lesser extent, operating expenses and settlement of derivative contracts.
The following table sets out the expected maturity profile of the company’s financial liabilities:

AS AT DEC.31, 2022 US$ MILLIONS	Within 1 year	1-3 years	4-5 years	Over 5 years	Total
Future policy benefits	$1,078	$2,142	$1,793	$10,758	$15,771
Policyholders' account balances	1,288	2,576	1,717	8,729	14,310
Policy and contract claims	162	321	214	1,089	1,786
Unearned premium reserve	99	195	130	662	1,086
Due to related party	294	3	2	10	309
Reinsurance payable	16	36	19	19	90
Derivative liabilities	38	—	—	—	38
Other policyholder funds	29	58	39	196	322
Notes payable	11	62	6	72	151
Corporate borrowings	1,810	—	350	—	2,160
Subsidiary borrowings	—	—	1,000	492	1,492
Deferred revenue	5	8	7	58	78
Liabilities issued to reinsurance entities	—	—	—	151	151
Funds withheld liabilities	10	—	—	—	10
Preferred shares	—	—	—	2,512	2,512
Other liabilities	395	235	47	54	731
Separate account liabilities	95	188	125	637	1,045
Total	$5,330	$5,824	$5,449	$25,439	$42,042

AS AT DEC.31, 2021 US$ MILLIONS	Within 1 year	1-3 years	4-5 years	Over 5 years	Total
Future policy benefits	$368	$769	$792	$6,568	$8,497
Due to related party	467	—	—	—	467
Reinsurance payable	21	14	15	25	75
Derivatives	1	—	—	—	1
Corporate borrowings	656	37	—	—	693
Deferred revenue	4	7	7	64	82
Liabilities issued to reinsurance entities	—	—	—	167	167
Funds withheld liabilities	12	—	—	—	12
Other liabilities	64	—	—	—	64
Total	$1,593	$827	$814	$6,824	$10,058
To manage liquidity risk, the company as part of its ALM framework, purchases assets to support the liabilities under its insurance contracts. The effective and key rate duration of these investments are constructed to closely match those of the annuity policy liabilities. The company has established liquidity risk tolerances and operational targets that are closely monitored. Stress testing is conducted to ensure that there are sufficient liquid assets at all times to meet obligations.
In addition, the company has a credit agreement with Brookfield as lender, providing for a three-year $400 million revolving credit facility in addition to $500 million third-party revolving credit facilities with external banks. As at December 31, 2022 there were no amounts drawn on the Brookfield Credit Agreement (December 31, 2021 – $Nil), and $356 million drawn on the third-party revolving credit facilities (December 31, 2021 – $37 million).
In addition, a subsidiary of the company has access to a CAD$300 million repurchase agreement (December 31, 2021 - CAD$150 million). As at December 31, 2022, there were no amounts outstanding under the repurchase agreement (December 31, 2021 – $Nil).
d.Insurance risk
PRT
Insurance risk is the risk that actual experience related to benefit payments and expenses does not emerge as expected. The company is primarily exposed to longevity risk.
Longevity risk is the risk that mortality experience occurs at lower rates than that assumed at the time of pricing which exposes the company to benefit payments that will be paid for longer periods than anticipated.
Longevity assumptions are derived by adjusting a base mortality table and applying mortality multipliers that vary by plan based on factors established at the time of pricing. These factors take into consideration the characteristics of the annuitants including but not limited to gender, age, job description, latest known salary, geography, and pension amount. These characteristics are further analyzed using a supporting database of over 500,000 Canadian pensioner lives. The data is comprised of a diverse range of survival patterns reflective of the recent past. Models generated from this data are mapped into curves which can then be applied for analysis on an annuitant basis. Further, the company monitors views and research published by governments, industry and academia on the factors influencing mortality changes and maintains longevity assumptions that are consistent with emerging trends.
These inputs and analytics support the company’s assessment of longevity risk.
To reduce longevity risk within our PRT business, the company enters into longevity reinsurance transactions with third party reinsurers. Under these contracts, the company commits to pay the reinsurers a schedule of fixed payments relating to a proportion of defined blocks of policyholder benefits. In return, the reinsurers reimburse the actual cost of their proportion of benefit expenses on those blocks to the company. As at December 31, 2022, the company has entered into longevity reinsurance contracts and has reinsured approximately 42% of its longevity risk (December 31, 2021 – 71%).
The following table shows the sensitivity to changes in longevity risk. These sensitivities reflect the impact of any applicable ceded reinsurance arrangements.

	Mortality Rate		Mortality Improvement
AS AT DEC.31, 2022 US$ MILLIONS	5% Increase	5% Decrease	50% Increase	50% Decrease
Impact on profit and loss	$21	$(22)	$(26)	$26
Impact on equity	21	(22)	(26)	26

	Mortality Rate		Mortality Improvement
AS AT DEC.31, 2021 US$ MILLIONS	5% Increase	5% Decrease	50% Increase	50% Decrease
Impact on profit and loss	$10	$(9)	$(12)	$13
Impact on equity	10	(9)	(12)	13

Reinsurance
NER SPC reinsures fixed indexed annuity products only. Generally, the assumptions that are the most sensitive for fixed indexed annuity products are changes to investment yields, utilization rates, partial withdrawal rates, lapse rates and mortality. However, our reserves are less sensitive to changes in assumption at this point in time considering the mechanics of our reserving process.
At treaty inception, projected base contract cash flows are bifurcated into two parts: a host liability that reserves for contractually guaranteed payments and an embedded derivative that represents the value of payments in excess of guarantees; for the current treaty, the host liability makes up the vast majority of the reserve liability. The host liability after inception is calculated using an effective yield approach based on a host accrual rate that equates the present value of actual and projected future guaranteed benefit payments to the initial host liability. The host accrual rate is revised as experience emerges, actual cash flows replace projected, and best estimate assumptions about the future are updated. Given this financial year end is only six months following treaty inception, the impact of rolling forward at a different accrual rate recalibrated from changing assumptions is minimized by the short period.
Investment yield risk is a shift in market interest rates associated with investment fixed income instruments. T he embedded derivative, measured at fair value, is most sensitive to investment yields as this directly affects its discount rate.
The following table shows the impact on the overall liability to changes in mortality (as described in PRT sensitivity) and changes to investment yields:

	Mortality Rate		Yield
AS AT DEC.31, 2022 US$ MILLIONS	10% Increase	10% Decrease	50 bps Increase	50 bps Decrease
Impact on profit and loss	$(1)	$2	$(10)	$10
Impact on equity	(1)	2	(10)	10

	Mortality Rate		Yield
AS AT DEC.31, 2021 US$ MILLIONS	10% Increase	10% Decrease	50 bps Increase	50 bps Decrease
Impact on profit and loss	$(1)	$1	$(11)	$12
Impact on equity	(1)	1	(11)	12

Direct insurance
The insurance products are designed to balance features desired by the marketplace with provisions that mitigate the risk exposures across the insurance products portfolio. The company employ underwriting standards to help ensure proper rates are charged to different classes of risks. In the life insurance and annuity products, the company seeks to mitigate disintermediation risk, the risk of large outflows of cash at times when it is disadvantageous to he company to dispose of invested assets, with surrender charges and market value adjustment features.
The process of linking the timing and the amount of payment obligations related to our insurance and annuity contracts and the cash flows and valuations of the invested assets supporting those obligations is commonly referred to as ALM. The ALM Committee, including many of the company's senior executive officers, regularly monitors the level of risk in the interaction of assets and liabilities and helps shape actions intended to attain the desired risk-return profile. Investment allocations and duration targets are also intended to manage the risk exposure in the annuity products by setting the credited rate within a range supported by our investments. Tools that help shape investment decisions include deterministic and stochastic interest rate scenario analyses using a licensed third-party economic scenario generator and detailed insurance ALM models. These models also use experience related to surrenders and claims.
The company also manages risk by purchasing reinsurance to limit exposure in the Life, Health, and Property and Casualty. In the Life line, the company currently retains 100% of newly developed permanent and term products up to the retention limit and cede the excess exposure to reinsurers that are evaluated for their credit strength. Consistent with the corporate risk management strategy, the company periodically adjusts the Life reinsurance program and retention limits as market conditions warrant. In the Health line, the company uses reinsurance on an excess of loss basis for the Managing General Underwriter (“MGU”) stop-loss business. In the Property and Casualty line, the reinsurance program provides coverage for some individual risks with exposures above certain amounts as well as exposure to catastrophes including hurricanes, tornadoes, wind and hail events, earthquakes, fires following earthquakes, winter storms, and wildfires. In all product lines, the company purchases reinsurance from multiple providers and regularly review the financial strength ratings of the reinsurers. Reinsurance does not remove the liability to pay the policyholders, and the company remain liable to the policyholders for the risks the company insures.
In the Property and Casualty line, the use of catastrophic event models is an important element of risk management. These models assist in the measurement and management of exposure concentrations and the amount and structure of reinsurance purchases. In addition to reinsurance, we manage exposure to catastrophic risk by limiting property exposure in areas with heightened brush fire risks and exposures and in coastal areas, implementing hurricane, wind and hail deductible requirements where appropriate, and not renewing coverage, when permitted by applicable law, in regions where we believe exposure to risky events exceeds our risk appetite.
The following table shows the sensitivity to changes in insurance risk. These sensitivities reflect the impact of any applicable ceded reinsurance arrangements.

	Mortality Rate		Lapse Rate
AS AT DEC.31, 2022 US$ MILLIONS	3% Increase	3% Decrease	5% Increase	5% Decrease
Impact on profit and loss	$(86)	$86	$(45)	$45
Impact on equity	(86)	86	(45)	45

e.Operational risk
Operational risk is the potential for loss resulting from inadequate or failed internal processes, people and systems, or from external events. The company’s internal control processes are supported by the maintenance of a risk register and independent internal audit review. The risk of fraud is managed through a number of processes including background checks on staff on hire, annual code of conduct confirmations, anti-bribery training and segregation of duties.
The company has significant outsourcing arrangements in respect of pension administration and other functions. These arrangements are subject to agreements with formal service levels, operate within agreed authority limits and are subject to regular review by senior management. Material outsourcing arrangements are approved and monitored by the Board.
Disaster recovery and business continuity plans have also been established to manage the company’s ability to operate under adverse conditions.
f.Regulatory risk
Regulatory risk stems principally from the risk of changes to the regulatory environment in which the company operates. To manage this risk, the company seeks to a have a regular dialogue with regulators to ensure compliance. Furthermore, senior management participates in industry groups and professional bodies to stay apprised of regulatory changes.